EXHIBIT 99.8

PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (the “Pledge Agreement”) is dated and effective as of February 22, 2007 by and among CHRISTOPHER J. CENTENO, M.D.(“Centeno”), JOHN SCHULTZ, M.D. (“Schultz”), CHRISTOPHER J. CENTENO, M.D., P.C., a Colorado professional corporation (the “Original Practice) and CENTENO SCHULTZ, INC., a Colorado corporation (“CSI”, and collectively with the Original Practice, Centeno and Schultz, “Pledgor”), and PAINCARE ACQUISITION COMPANY XXI, INC., a Florida corporation (“Creditor”).

     WHEREAS, pursuant to that certain Settlement Agreement dated of even date herewith (the “Settlement Agreement”) by and among PainCare Holdings, Inc., Creditor, Therapeutic Management, Inc.(“TMI”), CSI, Centeno, Shultz, and the Original Practice (collectively, Centeno, Shultz, the Original Practice, CSI and TMI are the “Purchasers”), Pledgor agrees this pledge shall secure the performance of the Purchasers’ conditions precedent and covenants contained in Settlement Agreement (including Pledgor’s obligation to terminate that certain Management Services Agreement (the “Management Agreement”), dated October 14, 2005, by and between CSI and Creditor), and the security interest created hereby shall continue until such time as the Pledged Shares have been sold and the proceeds thereof have been paid to Creditor in accordance with the Settlement Agreement (collectively, the “Obligations”); and

     WHEREAS, Pledgor has agreed to pledge One Million One Hundred Thirty-Two Thousand Nine Hundred Thirty-One (1,132,931) shares of the common stock of PainCare Holdings, Inc. (“PainCare”), which constitutes all of the shares of PainCare common stock Pledgor owns (collectively hereinafter the “Pledged Shares”) to secure the payment of the Obligations.

1. Pledge. Pledgor hereby pledges, hypothecates, assigns, transfers, delivers and grants to Creditor a continuing security interest in the Pledged Shares, and the certificates representing such Pledged Shares and all stock dividends, warrants, options, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares and all proceeds thereof (the “Collateral):

     TO HAVE AND TO HOLD the Collateral, together with all rights, title, interests, privileges and preferences appertaining or incidental thereto, unto the Creditor, its successors and assigns, forever, subject to the terms and conditions set forth herein.

2. Security for Obligations. This Pledge Agreement, and the security interests granted hereby, secure the payment and performance of all of the Obligations of Pledgor to Creditor.

3. Collateral.

3.1 Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral (the “Certificates”) shall be delivered to Creditor or Creditor’s designee in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank in substantially the form of Exhibit “A” attached hereto (the “Stock Powers”), all in form and substance satisfactory to Creditor.

     3.2 Time and Amount of Delivery. As of the date hereof, the Collateral shall consist of the Pledged Shares.

4. Representations and Warranties. Pledgor represents and warrants as follows:

4.1 Pledgor has, and has duly exercised, all requisite capacity, power and authority to enter into this Pledge Agreement, to pledge the Collateral, and to carry out the transactions contemplated hereby;

     4.2 The execution, delivery and performance of this Pledge Agreement by Pledgor will not result in a violation of any mortgage, instrument or other agreement or any order, law, rule or regulation to which Pledgor is subject, or be in conflict with, or result in a breach of or constitute a default under any such mortgage, instrument or agreement;

     4.3 This Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, except as limited by bankrupty, insolvency and similar laws affecting the rights of creditors.

     4.4 Pledgor is the sole legal, record and beneficial owner of the Collateral and has good title thereto, free and clear of any lien, hypothecation, security interest, option or other charge or encumbrance, except for the security interest created by this Pledge Agreement, and has full right to pledge, assign, transfer and deliver the Collateral;

     4.5 The pledge of the Collateral hereunder creates a valid first lien upon and a perfected security interest in the Collateral;

     4.6 To Pledgor’s best knowledge, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either: (i) the pledge of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement; or (ii) the exercise by the Creditor of its rights or remedies pursuant to this Pledge Agreement (except as may be required by laws affecting the offering and sale of securities generally); and

     4.7 To Pledgor’s best knowledge, none of the Collateral is subject to or restricted by, nor will the assignment, transfer or delivery of the Collateral give rise to or result in the breach of, any pledge, lien, mortgage, security interest, voting trust, stockholder or other agreement, transfer restriction or other restriction or encumbrance, and upon transfer of the Collateral to Creditor pursuant to this Pledge Agreement, Creditor will have full, valid and marketable title to such Collateral.

5. Covenants. Pledgor hereby covenants that, except as otherwise set forth herein to the contrary, until all Obligations have been paid or performed in full or until the pledge provided by this Pledge Agreement is terminated in accordance with its terms:

     5.1 Except as permitted under the Settlement Agreement, Pledgor will not sell, transfer, convey or otherwise dispose of any Collateral or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, security interest or other encumbrance with respect to the Collateral or the proceeds thereof, other than that created hereby;

     5.2 Pledgor will deliver promptly to Creditor or Creditor’s designee upon its request any property received in exchange for or as a dividend or distribution on or with respect to the Collateral;

     5.3 Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Creditor may request, in order to perfect and protect any security interest intended to be granted hereby or to enable Creditor to exercise and enforce its rights and remedies hereunder with respect to any Collateral;

     5.4 Pledgor will, from time to time, promptly pay and discharge all taxes, assessments and other governmental charges imposed upon the Collateral or upon the income or profits therefrom; and

6. Voting Rights and Dividends.

6.1 So long as no Event of Default under this Pledge Agreement occurs or is continuing, Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral for any purpose not inconsistent with the terms of this Pledge Agreement. In the event an Event of Default under this Pledge Agreement occurs, Creditor shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral for any purpose for such period as such Event of Default continues;

     6.2 So long as no Event of Default under this Pledge Agreement occurs or is continuing, Pledgor shall be entitled to receive any and all cash dividends or other cash distributions paid in respect of the Collateral. If, during the term of this Pledge Agreement, any share dividend, stock split, or other change in the capital structure of the Creditor occurs with respect to the Collateral, or any option is issued or becomes exercisable with respect to the Collateral, such additional shares, options or other rights shall be additional security for the Obligations pursuant to this Pledge Agreement and shall be delivered to Creditor pursuant to this Pledge Agreement; and

     6.3 Pledgor shall execute and deliver all such proxies and other instruments as Creditor may reasonably request for the purpose of enabling Creditor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6.1 hereinabove and to receive the dividends or distributions which it is authorized to receive and retain pursuant to Section 6.2 hereinabove.

7. Events of Default. The following shall constitute events of default (“Events of Default”) under this Pledge Agreement:

     7.1 Pledgor shall fail to perform or observe any of the Obligations or there shall otherwise occur a default with respect to the Obligations;

     7.2 Pledgor shall fail to perform or observe any term, covenant or agreement contained in this Pledge Agreement;

     7.3 Any representation or warranty made by Pledgor in this Pledge Agreement shall be untrue or misleading in any material respect as of the date with respect to which such representation or warranty was made;

     7.4 A notice of lien, levy, attachment or assessment is filed or recorded with respect to the Collateral; or

     7.5 Pledgor’s insolvency, inability to pay debts as they mature, appointment of a receiver for any part of his property, assignment for the benefit of creditors, the commencement of any proceedings under any bankruptcy or insolvency laws by or against Pledgor, or other material adverse change in Pledgor’s financial condition or means or ability to pay.

8. Remedies. If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies under the Settlement Agreement and the agreements underlying the Settlement Agreement, and any other related documents and of a secured party upon default under the Florida Uniform Commercial Code or other applicable laws as they may be in effect, Creditor may, in its sole discretion upon 10 days notice to Pledgor, sell the Collateral, or any part thereof, at any public or private sale at the highest price which a willing buyer is willing to pay for such Collateral, for cash, upon credit or for future delivery, as Creditor shall deem appropriate. If the Collateral may not be sold except subject to certain securities restrictions, then Creditor shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof and who otherwise conform to all relevant criteria under any applicable federal or state securities or other laws, and upon consummation of any such sale Creditor shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Creditor shall give Pledgor at least ten (10) days written notice of Creditor’s intention to make any such public or private sale. Such notice shall state the day, approximate time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places within the United States, as Creditor may fix in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold, may be sold as an entirety or in separate parts, as Creditor may (in its sole discretion) determine and Creditor may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for its own account the whole or any part of the Collateral. Creditor shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Creditor may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, upon further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Creditor until the sale price is paid by the purchaser or purchasers thereof, but Creditor shall incur no liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Creditor may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

     Each right, power and remedy of Creditor provided for in this Pledge Agreement, or any related agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Creditor of any one or more of the rights, powers or remedies provided for in this Pledge Agreement or any related agreement shall not preclude the simultaneous or later exercise by Creditor of any other rights, powers or remedies, and no failure or delay on the part of Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

9. Application of Proceeds of Sale. The proceeds of sale of the Collateral sold pursuant to Section 8 hereof shall be applied by Creditor as follows:

     First: The payment of the reasonable costs and expenses of such sale, including the out-of-pocket expenses of Creditor and the fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all costs and expenses incurred by Creditor in connection with the administration and enforcement of this Pledge Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Creditor.

     Second: $250,000 to be applied to the sale of the Pledged Shares by the Original Practice in exchange for the Purchased Assets (as defined in the Settlement Agreement.

     Third: The balance of any proceeds to be applied to the termination of the Management Agreement.

10. Reasonable Care. Except for the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting of moneys actually received by it, Creditor shall have no duty or liability with respect to the Collateral, the Certificates or the Stock Powers, except as set forth in the Uniform Commercial Code as adopted by, and in effect from time to time in, the State of Florida. Creditor shall not be liable for failure to collect any dividends or otherwise realize upon the Collateral or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

11. Power of Attorney. Pledgor hereby appoints Creditor as Pledgor’s agent and attorney-in-fact, with full power and authority in the name, place and stead of the Pledgor or otherwise, from time to time in Creditor’s discretion, upon an Event of Default, to take any action and to execute any instrument which Creditor may deem necessary or advisable to fulfill Pledgor’s obligations hereunder, to pursue its rights and remedies or to accomplish the purposes of this Pledge Agreement, including to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, payment or other distribution in respect of the Collateral and to give full discharge for the same. Creditor shall have the absolute right to exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as Creditor may determine. This appointment is irrevocable and continuing and is coupled with an interest of Pledgor. Pledgor hereby ratifies and confirms all that Creditor may lawfully do by virtue of this Power of Attorney.

12. Creditor May Perform. If Pledgor fails to perform any agreement contained herein, Creditor may itself perform, or cause performance of, such agreement and the expenses incurred in connection therewith shall be payable by Pledgor.

13. Expenses.

13.1 Pledgor shall upon demand pay to Creditor any and all reasonable costs and expenses, including court costs and reasonable fees of attorneys, experts and agents, which Creditor may incur in connection with: (i) the custody, preservation, use or sale of, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement of the rights of Creditor hereunder; or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

     13.2 All obligations provided for in this Section shall survive any termination of this Pledge Agreement.

14. Security Interest Absolute. All rights of Creditor and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

     14.1 Any lack of validity or enforceability of this Pledge Agreement, the Settlement Agreement, the Obligations, or any other agreement or instrument relating thereto;

     14.2 Any change in the time, manner or place of payment of, or in any other term of, any Obligation, or any other amendment or waiver of or any consent to any departure from the Settlement Agreement, the Obligations, or any agreements ancillary thereto;

     14.3 Any acceptance, exchange, release or nonperfection of any other collateral for any Obligation; or

     14.4 Failure by Creditor to resort to any other security for any of the Obligations before resorting to the Collateral; or

     14.5 Any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of this Pledge Agreement. This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until performance in full of the Obligations; (ii) be binding upon Pledgor, his successors, heirs and assigns; and (iii) inure, together with the rights and remedies of Creditor hereunder, to the benefit of Creditor, its successors, transferees and assigns. Creditor may, without notice or consent, transfer, assign or otherwise dispose of any of its rights hereunder to any (i) Affiliate (as hereinafter defined) of Creditor; (ii) to a third party as part of a sale of substantially all of Creditor’s business; and (iii) to any lending institution, for security purposes or as collateral, from which Creditor obtains financing. “Affiliate” as used herein means any corporation, proprietorship, partnership, limited liability company, or any other business entity whatsoever that, directly or indirectly owns or controls, is under common ownership or control with, or is owned or controlled by Creditor; provided, however, for purposes of this definition, the terms “controls,” “is controlled by,” and “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of Creditor, whether through the ownership of voting securities, by contract, or otherwise.

15. Amendment and Waiver. This Pledge Agreement contains the entire agreement of the parties and may be amended only in a writing signed by the parties hereto. No waiver of any provision of this Pledge Agreement, nor consent to any departure by Pledgor herefrom, shall be effective, unless the same shall be in writing and signed by Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between Pledgor and Creditor, nor any delay or failure to exercise any right hereunder by Creditor, shall operate as a waiver.

16. Notice. All notices and other communications under this Pledge Agreement shall be given in writing and shall be deemed to have been given: (i) when received if given in person; (ii) on the date of acknowledgement of receipt if sent by facsimile; or (iii) on the date sent if sent via certified mail, return receipt requested, postage prepaid, personally addressed to the persons set forth below at the stated addresses or at such other address as either party shall designate in a notice to the other:

As to Creditor:	PainCare Holdings, Inc. 1030 North Orange Avenue Ste. 105 Orlando, Florida 32801 Attention: CEO Facsimile: (407) 926-9916

As to Pledgor:	Christopher J. Centeno, M.D. 11080 Circle Point Road, Suite 140 Westminister, Colorado 80020

17. Termination. This Pledge Agreement shall terminate upon the discharge in full for the Obligations. Except in the case of an uncured default by PainCare or unless sooner terminated pursuant to this Section 17, this Agreement shall survive the termination of the Settlement Agreement.

18. Miscellaneous. This Pledge Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of Florida, and the undersigned hereby irrevocably consent and submit to the jurisdiction of the Circuit Courts in and for Orange County, Florida over all matters relating to this Pledge Agreement. Unless otherwise defined herein, terms defined in the Uniform Commercial Code as adopted by, and in effect from time to time in, the State of Florida are used herein as defined therein. Should any provisions of this

Pledge Agreement be invalid, void or unenforceable for any reason, the remaining provisions shall remain in full force and effect. The section headings herein are for convenience only and shall not define or limit the contents thereof.

19. Time of the Essence. Time is of the essence with respect to all of the provisions of this Pledge Agreement.

[Signatures follow on the next page]

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the date first written above.

PLEDGOR:

/s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D.

/s/ John Schultz, M.D.
John Schultz, M.D.

CENTENO SCHULTZ, INC.,
a Colorado corporation

/s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D., president

CHRISTOPHER J. CENTENO, M.D., P.C.,
a Colorado professional corporation

/s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D., president

CREDITOR:

PAINCARE ACQUISITION COMPANY
XXI, INC., a Florida corporation

By: /s/ Mark Szporka
Its Chief Financial Officer